UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2010

FNBH BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

Michigan

	000-25752	38-2869722
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 East Grand River Howell, Michigan		48843

(Address of Principal Executive Offices)

		(Zip Code)

517-546-3150
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2.02    Results of Operations and Financial Conditions

On March 15, 2010, FNBH Bancorp, Inc. issued a press release announcing results for the year ended December 31, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Form 8‑K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.01    Financial Statements and Exhibits

(d)       Exhibits

99.1     Press release dated March 15, 2010, regarding year end financial results.

99.2     Letter to shareholders.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 15, 2010                                  FNBH BANCORP, INC.

                                                                        (Registrant)

                                                                        By: /s/ Mark J. Huber

                                                                              Mark J. Huber

                                                                              Senior Vice President and CFO